EXHIBIT 10.3

SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of January 21, 2003, by AS WE CHANGE, LLC, a Delaware limited liability company (“Guarantor”), to and for the benefit of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“Lender”).

WHEREAS, WOMEN FIRST HEALTHCARE, INC., a Delaware corporation (“Borrower”) and Lender have entered into that certain Revolving Credit and Security Agreement, dated as of the date hereof (as amended, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower, certain amounts pursuant to a revolving credit facility, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement and all of the other agreements, documents, instruments, certificates, reports and financing statements heretofore or hereafter executed or delivered in connection therewith or with the Advances to be made under the Loan Agreement, as the same may be amended, supplemented or modified from time to time, (collectively referred to herein as the “Loan Documents”);

WHEREAS, Guarantor has requested that Lender extend the Revolving Facility and the Loans and Advances to the Borrower pursuant to the terms of, and that Borrower and Lender execute, deliver and perform under, the Loan Agreement and the other Loan Documents;

WHEREAS, Lender is willing to execute, deliver and perform under the Loan Agreement and the other Loan Documents and to make the Revolving Facility available only upon the condition that Guarantor executes and delivers to Lender this Guaranty and agrees to perform and to comply with its obligations under this Guaranty.

NOW,THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, the Guarantor, intending to be legally bound hereby, agrees as follows:

1.    All capitalized terms in this Guaranty and not defined herein shall have the defined meanings provided in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words “hereof” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and references to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

2.    Guarantor unconditionally and absolutely guarantees (i) the due and punctual payment and performance when due of the principal of the Note and the interest thereon and of the Obligations and any and all other monies and amounts due or which may become due on or with respect to any of the foregoing, including without limitation, any contingent reimbursement and indemnification Obligations that are not due and payable at or prior to the time that Advances under the Loan Agreement have been paid in full, and the due and punctual performance and observance by Borrower of all of the other terms, covenants, agreements and conditions of the Loan Documents, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, and (ii) all reasonable costs, expenses and liabilities (including, without limitation, reasonable attorneys fees and expenses, documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) that may be incurred or advanced by Lender in any way in connection with the foregoing and/or otherwise required to be paid by Guarantor hereunder (collectively, such items in clauses (i) and (ii) being the “Guaranteed Obligations”). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Loan Documents.

3.    This Guaranty is a guaranty of payment and not a guaranty of collection. If any Guaranteed Obligation is not satisfied when due, whether by acceleration or otherwise, the Guarantor shall forthwith satisfy such Guaranteed Obligation, upon demand, and no such satisfaction shall discharge the obligations of the Guarantor hereunder until all Guaranteed Obligations have been paid in cash and performed and satisfied in full and the Loan Agreement terminated. The liability of Guarantor under this Guaranty shall be primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrower or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guaranty or the pursuit by Lender of any remedies it may have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or any other guarantor of the Guaranteed Obligations or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of Borrower or any other guarantor of the Guaranteed Obligations or any other Person before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantor, and any one or more successive and/or concurrent actions may be brought against Guarantor in the same action brought against Borrower or any other guarantor of the Guaranteed Obligations or any other Person or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Guarantor hereunder shall not in any way be affected by any action taken or not taken by Lender, which action or inaction is hereby consented and agreed to by Guarantor, or by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, Lien or other security interest or security for any of the Guaranteed Obligations or of the value, genuineness, validity or enforceability of the Collateral or any of the Guaranteed Obligations.

4.      Guarantor hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Guaranty and the making of Advances under the Loan Agreement) as follows:

(A)  Guarantor is a limited liability company, duly organized, validly existing and in good standing under the laws of its State of formation;

(B)  Guarantor (i) has all requisite power and authority to own the Collateral and its properties and assets and to carry on its business as now being conducted, and (ii) is duly qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect.

(C)  Guarantor has all requisite limited liability company power and authority (i) to execute, deliver and perform this Guaranty, and (ii) to consummate the transactions contemplated hereunder, and Guarantor is under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing.

(D)  The execution, delivery and performance by Guarantor of this Guaranty and consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action of Guarantor (including any required approval of shareholders or members or other equity holders, if applicable) (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and have been duly executed and delivered by Guarantor and constitute the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

(E)  The execution, delivery and performance by Guarantor of this Guaranty and other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (1) violate any provision of any applicable law, statute, rule, regulation, ordinance or tariff; (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any material indenture, agreement or other instrument to which Guarantor is a party or by which it or any of its properties or assets are bound or subject; (3) conflict with or violate any provision of the certificate of formation, limited liability company agreement or similar documents of Guarantor or any agreement by and between Guarantor and its shareholders or equity owners or among any such shareholders or equity owners; or (4) result in the creation or imposition of any Lien of any nature upon any of the properties or assets of Guarantor except those contemplated under the Loan Documents;

(F)  Guarantor is not (1) a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, any of which do or would adversely affect its ability to execute and deliver, or perform under this Guaranty or other Loan Documents to which it is a party or to pay the Guaranteed Obligations; (2) in default of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which it or any of its properties or assets is or are subject, which default, if not remedied within any applicable grace or cure period, would have a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period, would have a Material Adverse Effect, or (3) a party or subject to any agreement (oral or written), document or instrument with respect to, or obligation to pay any, service or management fee with respect to the ownership, operation, leasing or performance of any of its business or any facility;

(G)  Guarantor and each of its Subsidiaries is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority applicable to it and/or its business, assets or operations and is not in violation of any order of any Governmental Authority or other board, in each case except where noncompliance or violation would not have a Material Adverse Effect. To Guarantor’s knowledge, there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation would not have a Material Adverse Effect;

(H)  There is no action, suit, proceeding or investigation pending or, to Guarantor’s knowledge, threatened before or by any court, arbitrator or Governmental Authority against or affecting the Collateral, Guarantor, such Subsidiaries, this Guaranty or other Loan Documents to which Guarantor is a party or the transactions contemplated hereby or thereby, (1) that questions or could prevent the validity of this Guaranty or other Loan Documents to which Guarantor is a party or the right of Guarantor to enter into this Guaranty or such other documents or to consummate the transactions contemplated hereby and thereby; (2) that would have, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (3) that would reasonably be expected to result in any change in the current equity ownership of Guarantor or otherwise in a Change of Control, nor is Guarantor aware that there is any basis for the foregoing;

(I)  None of the business or properties of Guarantor, any relationship between Guarantor and any other Person, any circumstance in connection with the execution, delivery and performance of this Guaranty, or any of the other Loan Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, requires a consent, approval or authorization of, or filing, registration or qualification which has not been obtained with, any Governmental Authority or any other Person;

(J)  Guarantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Guaranty or that otherwise relates to the Guaranteed Obligations (other than the Loan Documents to which it is a party);

(K)  The obligations of Guarantor under this Guaranty are not subordinated in any way to any other obligation of Guarantor or to the rights of any other Person;

(L)  Guarantor and its Affiliates, licensed employees and contractors are in compliance with, have procured and are now in possession of, all material licenses, permits, franchises, certificates and other approvals or authorizations of or required by any applicable federal, state, foreign or local law, statute, ordinance or regulation or Governmental Authority or regulatory authority, including without limitation, for the operation of their respective businesses in each jurisdiction (including foreign jurisdictions) wherein they are now conducting business and/or where the failure to procure such licenses or permits would have a Material Adverse Effect and as proposed to be conducted pursuant to this Agreement and the Financial Statements; and Guarantor is not in breach of or default under the provisions of any of the foregoing and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period would have a Material Adverse Effect;

(M)  No representation or warranty made by Guarantor in this Guaranty or in any other Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading, and there is no fact known to Guarantor which Guarantor has not disclosed to Lender in writing which would have a Material Adverse Effect;

(N)  During the five years prior to the date hereof, Guarantor has not conducted business under or used any other name (whether corporate, partnership or assumed);

(O)  Guarantor hereby confirms, adopts and makes, as to itself, as if set out in full herein, all of the other representations and warranties not expressly included in this Guaranty that are set forth in the Loan Agreement and that relate or apply to any Guarantor (as defined in the Loan Agreement), and shall be deemed to have made all such representations and warranties as to itself in this Guaranty as if set out in full herein; and

       (P)  the foregoing representations and warranties are made with the knowledge and intention that Lender is relying and will rely thereon, and such representations and warranties shall survive the execution and delivery of this Guaranty.

5.    Guarantor hereby waives setoff, counterclaim, demand, presentment, protest, all defenses with respect to any and all instruments, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description. Except such as are expressly provided for herein, it being the intention hereof that Guarantor shall remain liable as a principal until the full amount of all Guaranteed Obligations shall have been paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission, or anything else which might otherwise operate as a legal or equitable discharge of Guarantor. The pleading of any statute of limitations as a defense to any demand against Guarantor hereunder and under the other Loan Documents is expressly waived by Guarantor.

6.    Guarantor acknowledges and agrees that its obligations as Guarantor shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor of the Guaranteed Obligations or any other Person or its estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

7.    Guarantor acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Guarantor and without affecting or discharging, in whole or in part, the liability of Guarantor hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the Guaranteed Obligations and other obligations under the Loan Documents in any manner it sees fit in accordance with the Loan Documents, (B) release any or all collateral for the Guaranteed Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the Guaranteed Obligations or any part thereof, (E) change the interest rate on the Guaranteed Obligations or any Note under the Loan Agreement, (F) reduce or increase the outstanding principal amount of the Guaranteed Obligations or any Note under the Loan Agreement, (G) accelerate the Guaranteed Obligations, (H) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (I) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to any Note or for the performance of any term or condition of the Loan Documents, (J) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (K) release or substitute any security interest of any kind held by Lender at any time, (L) collect and retain or liquidate any collateral subject to such security interest, (M) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrower or any other guarantor of the Guaranteed Obligations is in default, (N) foreclose on any of the Collateral, (O) grant waivers or indulgences, (P) take additional collateral, (Q) obtain any additional guarantors, (R) take a deed in lieu of foreclosure and/or (S) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Guarantor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor agrees that Lender has no duties of any nature whatsoever to Guarantor, whether express or implied, by virtue of this Guaranty or any other Loan Document, operation of law or otherwise.

8.    Guarantor agrees that its obligations hereunder are irrevocable, joint and several and independent of the obligations of Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Guarantor shall take all necessary and appropriate actions to ensure that this Guaranty is and remains enforceable against Guarantor in accordance with their respective terms and that Guarantor complies with each of its obligations hereunder and thereunder. Guarantor shall not (a) cause or permit to be done, or enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Guaranty or the other Loan Documents to which it is a party or that would breach this Guaranty any other Loan Document to which it is a party or any other instrument, agreement, arrangement, commitment or document to which Guarantor is a party or by which it or any of its properties or assets is or may be bound or subject, or (b) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Guaranty or other Loan Documents to which it is a party or that would prevent Guarantor from complying with and performing under this Guaranty or other Loan Documents to which it is a party. Guarantor shall not (i) make or permit to be made any deposits to any Lockbox Account except for collections of Accounts and proceeds of other Collateral, or (ii) take any action whatsoever that would prevent, inhibit, interfere with or delay the prompt transfer of funds from any Lockbox Account to the Concentration Account.

9.    Guarantor agrees that it shall have no right of subrogation whatever with respect to the Guaranteed Obligations guaranteed hereby or to any collateral securing such Guaranteed Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan Agreement and this Guaranty have been terminated.

10.    Guarantor acknowledges and agrees that (a) it will benefit from the execution, delivery and performance by Lender of the Loan Agreement and the other Loan Documents and the advancement of the Revolving Facility to Borrower and that the Loans by Lender constitute valuable consideration to Guarantor, (b) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loans to Borrower, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (c) Lender is relying upon this Guaranty in making and advancing the Loans to Borrower.

11.    Guarantor agrees that this Guaranty shall inure to the benefit of, and may be enforced by, Lender, all future holders of any Note or any of the Guaranteed Obligations or any of the Collateral and all Transferees (as defined below), and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Guarantor and Guarantor’s assigns and successors. Guarantor agrees that it may not assign, delegate or transfer this Guaranty or any of its rights or obligations under this Guaranty without the prior written consent of Lender. Nothing contained in this Guaranty, or any other Loan Document shall be construed as a delegation to Lender of Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. SUBJECT TO THE TERMS OF THE LOAN AGREEMENT, GUARANTOR ACKNOWLEDGES AND AGREES THAT LENDER AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND RESTATE ANY NOTE, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS

OR OBLIGATIONS UNDER, THIS GUARANTY, ANY NOTE, THE GUARANTEED OBLIGATIONS, THE COLLATERAL AND/OR THE LOAN DOCUMENTS TO ONE OR MORE OTHER PERSONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A “TRANSFEREE”). In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Guaranteed Obligations, any Note, this Guaranty, the Collateral and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder and under the Loan Documents with respect thereto. Notwithstanding any other provision of this Guaranty, or any other Loan Document, Lender may disclose to any Transferee all information, and may furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Guaranty or any Loan Document.

12.    Guarantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Lender in order to fully effectuate the purposes, terms and conditions of this Guaranty and the consummation of the transactions contemplated hereby and performance and payment of the Guaranteed Obligations hereunder, whether before, at or after the performance and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default under any Loan Document.

13.    Notwithstanding and without limiting or being limited by any other provision of this Guaranty or the Loan Documents, Guarantor shall pay all reasonable costs and expenses incurred by Lender or any of its Affiliates in connection with this Guaranty, including, without limitation, all reasonable documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches), and reasonable attorneys’ fees and expenses (a) in any effort to enforce this Guaranty any other Loan Document and/or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into, negotiating, preparing, reviewing and executing this Guaranty and the other Loan Documents and all related agreements, documents and instruments, (c) arising in any way out of administration of the Guaranteed Obligations or the security interests or Liens created with respect thereto, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Lender’s rights hereunder or under all related agreements, documents and instruments, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Guaranty and/or any related agreement, document or instrument, (f) in seeking or receiving any advice with respect to its rights and obligations under this Guaranty, any of the other Loan Documents and/or all related agreements, documents and instruments, and/or (g) in connection with any modification, amendment, supplement, waiver or extension of this Guaranty any other Loan Document and/or any related agreement, document or instrument, and all of the same shall be part of the Guaranteed Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above or any other purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed. Notwithstanding the foregoing, in the event the Closing under the Loan Agreement does not occur, the maximum costs and expenses that Guarantor, together with Borrower, will pay shall be $40,000.

14.    Any notice or request under this Agreement shall be given to Guarantor at such address set forth beneath Guarantor’s signature on the signature page to this Agreement, and to Lender at such address as set forth below, or at such other address as either Lender or Guarantor may hereafter specify in a notice given in the manner required under this Section 14. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon (each a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such is received as indicated in such return receipt, (ii) receipt of delivery by a nationally recognized overnight courier, or (iii) facsimile (or upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

Notice to Lender:

CapitalSource Finance LLC
4445 Willard Avenue
12th Floor
Chevy Chase, Maryland 20815
Attention:
Telephone: (301) 841-2700
FAX: (301) 841-2340
E-mail: aheller@capitalsource.com

15.    No course of action or delay, renewal or extension of this Guaranty or any rights or obligations hereunder, release of Guarantor or any of the foregoing, or delay, failure or omission on Lender’s part in enforcing this Guaranty or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver by Lender of any one or more defaults by Guarantor party in the performance of any of the provisions of this Guaranty shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Notwithstanding any other provision of this Guaranty or any other Loan Document, by completing the Closing or by making Advances, Lender does not waive a breach of any representation or warranty of Guarantor under this Guaranty or under any other Loan Document, and all of Lender’s claims and rights resulting from any breach or misrepresentation by Guarantor are specifically reserved by Lender.

16.    If any provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Guaranty which shall be given effect so far as possible.

17.    It is the express intention and agreement of the Guarantor that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Guarantor herein shall survive the execution and delivery of this Guaranty, and any termination of this Guaranty, until all Guaranteed Obligations are fully performed and paid in full in cash and the Loan Agreement is terminated.

18.    Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender’s rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or at equity. The enumeration of the rights and remedies herein is not intended to be exhaustive, and all rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have (by contract or at law or in equity). The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

19.    This Guaranty shall be effective on the date hereof and shall continue in full force and effect until full performance and payment in full in cash of all Guaranteed Obligations and termination of this Guaranty and the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers granted to Lender hereunder shall continue in full force and effect notwithstanding the termination of this Guaranty or the fact that Borrower’s borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Guaranteed Obligations have been paid in full in cash and performed and satisfied in full. Guarantor waives any rights which it may have under the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Guarantor, or to file them with any filing office, unless and until this Guaranty and the Loan Agreement shall have been terminated in accordance with their respective terms and all Guaranteed Obligations shall have been performed in full and paid in full in cash.

20.    This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding brought by or against Guarantor with respect to any of the Guaranteed Obligations or any of the rights or obligations hereunder, this Guaranty or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of Maryland. By execution and delivery of this Guaranty, Guarantor (i) accepts for itself the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty and/or any of the other Loan Documents or any such other agreement, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at Guarantor’s address specified or determined in accordance with Section 14, (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction, venue or convenience, and (v) acknowledges that the loan was made in the State of Maryland. Nothing shall affect the right of Lender to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction having jurisdiction over Guarantor. Any judicial proceeding by Guarantor against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Guaranteed Obligations, this Guaranty, any related agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of Maryland. Guarantor acknowledges that it participated in the negotiation and drafting of this Guaranty and that, accordingly, it shall not move or petition a court construing this Guaranty to construe it more stringently against Lender than against Guarantor.

21.    This Guaranty may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument).and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Guarantor agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Guaranty.

22.    Notwithstanding and without limiting any other provision of this Guaranty or any Loan Document, Guarantor shall indemnify Lender and its Affiliates and its and their respective managers, members, officers, employees, Affiliates, agents, representatives, accountants, successors, assigns and attorneys and their respective Affiliates (collectively, the “Indemnified Persons”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against Lender or any other Indemnified Person with respect to or arising out of any aspect of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Guaranty or any of the Guaranteed Obligations or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Lender or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender or such Indemnified Person. Lender agrees to give Guarantor reasonable notice of any event of which Lender becomes aware for which indemnification may be required under this Section 22, and Guarantor may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Lender’s consent, which consent shall not be unreasonably withheld or delayed. Any Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Lender or any of the other Indemnified Persons, its or their interest or the Collateral generally. Notwithstanding the foregoing, if any insurer agrees to undertake the defense of an event (an “Insured Event”), Lender agrees not to select counsel to defend the event if that would cause Guarantor’s insurer to deny coverage; provided, however, that Lender reserves the right to retain counsel to represent any Indemnified Person with respect to an Insured Event at its sole cost and expense. To the extent that Lender obtains recovery from a third party other than an Indemnified Person of any of the amounts that Guarantor has paid to Lender pursuant to the indemnity set forth in this Section 22, then Lender shall promptly pay to Guarantor the amount of such recovery. If any Indemnified Person uses in-house counsel for any purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its indemnification obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Indemnified Person in its sole discretion for the work performed.

23.    GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY RELATED AGREEMENT OR (II) IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED HEREBY OR THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND GUARANTOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

24.    This Guaranty and the other Loan Documents to which Guarantor is a party constitute the entire agreement between Guarantor and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Neither this Guaranty nor any provision hereof may be changed, modified, amended, waived, restated, supplemented, canceled or terminated other than by an agreement in writing signed by both Lender and Guarantor. Guarantor acknowledges that Guarantor has been advised by counsel in connection with the negotiation and execution of this Guaranty and the other Loan Documents to which it is a party and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Guaranty or such documents. Any waiver of this Guaranty by Lender shall be limited solely to the express terms and provisions of such waiver.

25.    This Guaranty is not intended to benefit or confer any rights upon Borrower or upon any third party other than Lender, who is an intended beneficiary hereof and for whose benefit this Guaranty is explicitly made.

26.    Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto or to this Guaranty, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto. Guarantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment or security interests and Liens of Lender in and to any Account or other Collateral, whether payable to Guarantor or any Subsidiary of Guarantor or any other Person.

27.    Guarantor agrees (a) to treat this Guaranty and all other Loan Documents and all provisions thereof confidentially and not to transmit any copy hereof or thereof or disclose the contents hereof or thereof, in whole or in part, to any Person (including, without limitation, any financial institution or intermediary) without Lender’s prior written consent, other than to Guarantor’s advisors and officers on a need-to-know basis, (b) that Guarantor shall inform all such Persons who receive information concerning this Guaranty or any of the Loan Documents of the confidential nature hereof and thereof and shall direct them to treat the same confidentially and not to disclose it to any other Person, and (c) that each of them shall agree to be bound by these provisions; provided, however, that Lender acknowledges that Guarantor or Borrower may file a copy of this Guaranty as an exhibit to its Borrower’s periodic reports and will be required to refer to certain material provisions of the Loan Documents in Borrower’s SEC filings from time to time, and no consent of Lender is required in connection with these disclosures (the “SEC Disclosures”). Lender shall have the right to review and approve all materials that Guarantor or any Guarantor prepares that contain Lender’s name or describe or refer to this Guaranty or any Loan Document or any of the terms hereof or thereof or any of the transactions contemplated hereby or thereby, other than the SEC Disclosures. Notwithstanding any other provision of this Guaranty or any Loan Document, Guarantor shall not, and shall not permit any of its Subsidiaries to, use Lender’s name (or the name of any of Lender’s Affiliates) in connection with any of its business operations, other than the SEC Disclosures. Nothing contained in this Guaranty or in any of the other Loan Documents is intended to permit or authorize Guarantor to make any contract on behalf of Lender.

28.    Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Guaranty or any other Loan Document that requires any consent, approval or registration with, or consent, qualification or authorization by, any Governmental Authority, Guarantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Lender may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

29.    In addition to and notwithstanding any other provision of this Guaranty, or any other Loan Document, Lender, in its sole discretion, shall have the right, at any time that Guarantor fails to do so, without prior notice to Guarantor, to pay for the performance of any of the Guarantor’s obligations hereunder. Such expenses and advances shall be added to the Guaranteed Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default or any other rights, remedies or powers of Lender hereunder, or under any other Loan Document or otherwise.

30.    Unless expressly provided herein to the contrary, Guarantor agrees that any approval, consent, waiver or satisfaction of Lender with respect to any matter that is subject of this Guaranty, or the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

31.    To the fullest extent permitted by law, Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including without limitation (a) any right to require the Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power before proceeding against Completion Guarantor (including any right or claim of right to cause a marshalling of a debtor’s assets or to proceed against Completion Guarantor, any debtor or any other guarantor of any debtor’s obligations in any particular order, including, without limitation, any right arising under California Civil Code Sections 2899 and 3433)), (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of Borrower or any other Person or the failure of the Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of Borrower or any other Person, (c) demand, presentment, protest and notice of any kind, including without limitation notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender as collateral or in connection with any Obligations, (d) any defense based upon an election of remedies by the Lender, including without limitation an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs any subrogation rights which Guarantor may have against the Company, any right which Completion Guarantor may have to proceed against Borrower for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by any Person to Guarantor for any reason whatsoever, (f) any defense based on any act, failure to at, delay or omission whatsoever on the part of Borrower or the failure by Borrower to do any act or thing or to observe or to perform any covenant, condition or agreement to be observed or performed by it under the Loan Documents, (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal provided, that, upon payment in full of the Obligations, this Guaranty shall no longer be of any force or effect, (h) any defense, setoff or counterclaim which may at any time be available to or asserted by Borrower against Lender or any other Person under any of the Loan Documents, (i) any duty on the part of the Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or have reason to believe that such facts are unknown to Guarantor, or have a reasonable opportunity to communicate such facts to Guarantor, since Guarantor acknowledges that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of any obligations and liabilities hereby guaranteed, (j) the fact that Guarantor may at any time in the future no longer be a subsidiary of Borrower, (k) any defense based on any change in the time, manner or place of any payment under, or in any other term of, any Loan Document or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of any Loan Agreement, (l) any defense arising because of Lender’s election in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, and (m) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Subsidiary Guaranty as of the day and year first above written.

AS WE CHANGE, LLC

By:	WOMEN FIRST HEALTHCARE, INC.
Its:	Manager and Sole Member

By: /s/ Charles M. Caporale
Name: Charles M. Caporale
Title: Vice President, Chief Financial
Officer, Treasurer and Secretary

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